Investor Day Solutions for the Future September 26, 2024

Forward-looking statements 2 All statements made herein that are not historical facts should be considered as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding business strategy, growth strategy, competitive strengths, productivity and profitability enhancement, competition, new product and service introductions, and liquidity and capital resources. Such statements can generally be identified by the use of words such as "anticipate," "plan," "believe," "estimate," "intend," "expect," "project," and similar words, phrases or expressions or future or conditional verbs such as "could," "may," "should," "will," and "would," although not all forward-looking statements contain such words. These forward-looking statements are based on current expectations and beliefs of Wesco's management, as well as assumptions made by, and information currently available to, Wesco's management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of Wesco's and Wesco's management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Important factors that could cause actual results or events to differ materially from those presented or implied in the forward-looking statements include, among others, the failure to achieve the anticipated benefits of, and other risks associated with, acquisitions, joint ventures, divestitures and other corporate transactions; the inability to successfully integrate acquired businesses; the impact of increased interest rates or borrowing costs; fluctuations in currency exchange rates; failure to adequately protect Wesco's intellectual property or successfully defend against infringement claims; the inability to successfully deploy new technologies, digital products and information systems or to otherwise adapt to emerging technologies in the marketplace, such as those incorporating artificial intelligence; failure to execute on our efforts and programs related to environmental, social and governance (ESG) matters; unanticipated expenditures or other adverse developments related to compliance with new or stricter government policies, laws or regulations, including those relating to data privacy, sustainability and environmental protection; the inability to successfully develop, manage or implement new technology initiatives or business strategies, including with respect to the expansion of e-commerce capabilities and other digital solutions and digitalization initiatives; disruption of information technology systems or operations; natural disasters (including as a result of climate change), health epidemics, pandemics and other outbreaks; supply chain disruptions; geopolitical issues, including the impact of the evolving conflicts in the Middle East and Russia/Ukraine; the impact of sanctions imposed on, or other actions taken by the U.S. or other countries against, Russia or China; the failure to manage the increased risks and impacts of cyber incidents or data breaches; and exacerbation of key materials shortages, inflationary cost pressures, material cost increases, demand volatility, and logistics and capacity constraints, any of which may have a material adverse effect on the Company's business, results of operations and financial condition. All such factors are difficult to predict and are beyond the Company's control. Additional factors that could cause results to differ materially from those described above can be found in Wesco's most recent Annual Report on Form 10-K and other periodic reports filed with the U.S. Securities and Exchange Commission.

Today’s agenda BREAK Connecting Our Past, Present and Future John Engel, Chairman, President and Chief Executive Officer Tech-Enabled Business Transformation Akash Khurana, Executive Vice President and Chief Information and Digital Officer Connecting and Protecting the World Bill Geary, Executive Vice President and General Manager, Communications and Security Solutions Panel Discussion: Ingenuity Delivered Solutions, Services, and Business Transformation Powering the Path to the Future Dave Schulz, Executive Vice President and Chief Financial Officer Question & Answer Session 9:00 – 10:00 10:00 – 10:20 10:20 – 11:30 3

Connecting Our Past, Present and Future 4 John Engel / Chairman, President and Chief Executive Officer

Why invest in Wesco Key elements of our investment thesis Wesco is leveraging its sustainable value creation generating attractive returns with significant multiple expansion opportunity Market leader serving attractive end-markets Best positioned to deliver outsized growth due to the secular trends of AI-driven data centers, increased power generation and demand, electrification, IoT/automation and reshoring 01 Significant cash generation to invest in additional services and acquisitions Capital prioritized to invest in M&A, while supporting a consistent stock buyback program and increasing dividends 02 Business transformation to drive efficiencies and expand margins; enabled by digital ecosystem Will enable Wesco to accelerate our growth through greater cross-sell, expand our margins through pricing and operating leverage, and increase our speed to value for future acquisitions 03 5

Wesco’s “digital first” culture and agile organization are enabling the company’s vision to become the best tech-enabled supply chain solutions provider in the world Our evolution and strategic priorities drive superior financial results DRIVING SUPERIOR RESULTS • Organic sales growth above market • Margin expansion through scale, operating efficiencies and digital capabilities • Accelerated sales and profit growth through M&A 6 STRATEGIC PRIORITIES • Accelerate Services and M&A Expand products and services to high growth customers and end-markets • Complete digital transformation Unlock power of our big data for Wesco, customers and suppliers • Leverage scale and portfolio Products + services = solutions EVOLUTION Since its 1999 IPO, Wesco has evolved: From $3B and 3% EBITDA in first five years to $22B and 7%+ adjusted EBITDA in 2023

73% 14% 13% US Canada Rest of World Sales by Geography1 Wesco is a leading supply chain solutions provider with global capabilities 7 40% 33% 27% EES CSS UBS Sales by Business Unit1 140,000 customers 1.5 million products ~800 locations End-Markets • Utility • Construction • Network Infrastructure & Broadband • Security • Industrial • OEM • Data Center Services • Advisory Services • Installation Enhancement • Project Deployment • Supply Chain Services 1 Sales amounts and percentage are on a trailing twelve-month (TTM) basis through June 30, 2024, and exclude $583 million of sales from the Integrated Supply business which was divested as of April 1, 2024. $21.4 billion in sales1

Scale and solutions offerings drive competitive advantage 8 As a market leader, Wesco has the most complete product and services portfolio, with scale and skills competitors can’t match Providing solutions across supply chain needs: Key customer needs drive demand Long-term relationships and trust drive customer interactions Delivering comprehensive solutions by bundling services and products Full range relationship increasingly important as project complexity increases Wesco is best positioned in attractive industry verticals: Full range supplier across electrical, utility and data communications markets Global capabilities Broadest supplier relationships creating complete assortment Strong services offering, bundled with products Strong profitability with upside to margin profile

9 Led by an experienced management team Akash Khurana EVP and Chief Information and Digital Officer John Engel Chairman, President and Chief Executive Officer Bill Geary EVP and GM, Communications and Security Solutions Jim Cameron EVP and GM, Utility and Broadband Solutions Nelson Squires EVP and GM, Electrical and Electronic Solutions Dave Schulz EVP and Chief Financial Officer Chris Wolf EVP and Chief Human Resources Officer Diane Lazzaris EVP and General Counsel Hemant Porwal EVP, Supply Chain and Operations Kim Warne SVP and Chief Marketing Officer

10 Translating our mission and vision into solid financial performance through foundational strategies: Earnings compounder through M&A Digitalization Deliver strong, sustained financial performance Expand scale and capabilities Multiple drivers to future sustained outperformance

A technology- enabled business transformation Examples of Wesco’s digital transformation impact Technology Enabled Business Transformation 11 Flexible tools and open architecture enables faster updates Sales representatives have a complete view of the customer relationship Tools and capabilities that separate us from our peers Across the value chain, our transformation is a win-win for customers, suppliers and our business

12 Progress update on our digital transformation AI-powered analytics, process automation, demand forecasting, working capital efficiency More than halfway complete on our technology and capabilities build Most difficult technical components are behind us Tangible improvements for customers and suppliers Benefits Tech-enabled business transformation Faster acquisition integration and speed to value Status Capabilities ― Greater cross-sell ― Lower costs ― Expanded margins

13 Compounding value through growth engine Multiple stages driving sustained outperformance RIGHT END-MARKETS OUTPERFORMING THE MARKET OPERATIONAL EXCELLENCE MARGIN EXPANSION UPSIZED CASH FLOW Services: A Growth Driver Capital Allocation Options

14 Multiple drivers of long-term 10%+ EBITDA margin target 7.0%–7.3%1 2024 Outlook 10%+ MULTIPLE DRIVERS OF PROFITABILITY • Pay-for-performance • Systems and dashboards • Sales processes and playbook • Expanded services offerings Gross margin drivers • Benefits of scale • Operating leverage • Digital Transformation • Acquisitions EBITDA margin drivers Sales and operating leverage Gross margin expansion Digital Transformation Acquisitions 1 Outlook for 2024 adjusted EBITDA margin, provided August 1, 2024.

Wesco is leveraging its clear and sustainable drivers of value creation generating attractive returns 15 The roadmap to the future Capturing benefits of our Digital Transformation More than halfway complete on our technology and capabilities build; the financial and strategic benefits will enable our long-term targets 01 Progressing toward our 10%+ EBITDA margin We are focused on our target by 2030+, with multiple drivers for taking margins higher after ~200 bps improvement since 2019 02 04 Strategic capital deployment will substantially accelerate growth and margin expansion Executing our M&A strategy within an approach that also allocates capital for internal investment and return of cash to shareholders Generating strong and consistent cash flow We target free cash flow conversion of 100% through the cycle, in line with historical performance 03

Tech-Enabled Business Transformation Akash Khurana / Executive Vice President and Chief Information and Digital Officer 16

Key takeaways 17 Succeeding in building new digital capabilities Investment in digital transformation is as planned and shifting to driving benefits through internal change management 01 04 Enables faster growth through M&A and improved sales effectiveness and cross-sell Benefits from our transformation underpin our confidence in reaching the long-term financial targets 02 Creating substantial value at both ends of the supply chain Increased efficiency drives benefits to customer and suppliers through reduced costs and increased growth More than halfway complete on our technology and capabilities build The key parts of the IT platform are in place, representing an upgrade and unification of our infrastructure 03 Digital transformation enables a stronger, more flexible company to drive accelerated growth and profitability

Evolving, modernizing, secured Consolidating around one advanced digital infrastructure Technology as an enabler Focused on driving internal efficiency and stronger relationships Building capabilities Leveraging data, AI and digital tools for the right customer-centric solutions Creates competitive advantage Creates value for suppliers and customers Makes it easier to do business with Wesco Deepens the customer relationship Enables rapid integration of acquisitions Our digital transformation is creating wins for all stakeholders 18

19 Benefits of digital transformation across the value chain Enabling benefits for customers and suppliers Digital transformation touches all parts of the value chain enabling efficiency gains across the company and our partners Enhanced growth opportunities through visibility on cross selling, internal efficiency gains from reduced organization complexity, platform for accelerated organic growth and acquisitions Suppliers Enables more accurate demand signals throughout the value chain, consolidating volumes in efficient channels and accelerated working capital velocity Customers Stepped up integration with customers for improved order management and inventory visibility, integration of products with wider range of Wesco services

Digital transformation more than halfway complete


DEPLOY & SCALE
DESIGN & BUILD
THE FOUNDATION
2021
2022
2023
2024
2025
2026
2027

~$500 million budget for Digital Transformation (2021-2027)

More than halfway complete on our technology and capabilities build
Remaining funds to support completion of design & build work along with deployment

Foundation spend includes:

- A best-of-breed technology footprint
- Master Data Management and Data Lake hydration
- Portfolio of digital products
- Core enterprise systems

Design & Build spend includes:

- Modern tech stack
- Consolidated IT operations and application support providers
- Full scale automation across development, security and operations

Deploy & Scale spend includes:

- Successful MVP build in 2024
- Conversion and rollout of systems
- Embedding digital products
- Future focus is on deployment and change management

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Project plan, execution and spend on track Further deployment in 2025 Project spend more than halfway complete 21 270 230 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Total Project Spend ($ in millions) 2021-2023 2024-2027

22 Improvements across our technology landscape BACK OFFICE Streamlining and automating internal processes and systems like HR and Finance MID OFFICE Operational excellence across demand, supply, inventory, warehouse and logistics FRONT OFFICE Responding to market opportunities, enabling superior customer service and sales effectiveness Innovating the customer experience, boosting revenue and competitive edge OMNICHANNEL DIGITAL PLATFORMS A digital platform and ecosystem enabling collaboration and deliver of IoT solutions DIGITAL PRODUCTS Creating new opportunities, integrations and service differentiators ENTERPRISE SYSTEMS DIGITAL SYSTEMS AND SERVICES Supplier Data Sets Wesco’s Data Sets Customer and Industry Data Sets Enterprise Data Lake Data Ingestion, Transformation, Quality and Governance

23 Our data unlocks the full power of the digital transformation Enterprise Data Lake Correlating data sets from across the value chain gives unprecedented insights into the value chain Data Ingestion, Transformation, Quality and Governance An environment built to leverage AI technologies Provide insights through analytics, maximizes the use of our data assets and utilizes our digital platform to develop new data-driven capabilities and solutions CustomerSupplier

24 Benefits to expand our competitive advantage Strengthens our confidence in achieving long-term targets Internal efficiencies and savings • Reduced SG&A by removing organizational complexity • Working capital efficiencies • More efficient mix focus to support gross margins Cross-sell growth opportunities • Unified sales desk gives visibility to customer demand across full assortment and inventory, enabling cross-selling • Strengthened integration across business units offering One Wesco to customers • Wesco Global Data Center group pulls together competencies across divisions servicing this growing customer group Integrations of acquisitions and new digital applications • Unified platform to enable faster integration of acquisitions • Improved visibility on costs to drive more rapid synergy realization • AI to enable operational efficiency and customer solutions

25 Tangible benefits for our customers Providing more meaningful, value-added relationships Integrated capabilities • Integrated delivery management • Reduced cost of serving complex demand • For a food manufacturing customer, integrated digital commerce across channels to create better spend management controls Simplified ordering and inventory insight • Visibility of Wesco inventory alongside customers • Automatic re-ordering from customer • Same-day order and delivery for global software company using API stack Current services beyond the product • Integrated storeroom management • Customized solutions: kitting and assembly • Technical expertise: product and application training Customers

26 Suppliers get better demand visibility Wesco can be a better partner to our suppliers by providing inventory information and demand generation Supplier integration • More accurate demand signals • Consolidating volumes in efficient channels • Increased supply chain flexibility through better integration Drive efficiency gains • Optimizes rebates through consolidated volumes • Reduces distribution costs through supply chain efficiency • Streamlines global supply chain logistics opportunities Working capital benefit • Improves inventory locations to drive flexibility • Centralized real-time inventory data to be accessible to multiple users • Accelerate inventory receiving procedures Suppliers

27 Being the best tech-enabled supply chain solutions provider Enhanced customer experience Our digital transformation will revolutionize our productivity, safety and customer experience 01 04 Innovation and agility A digital platform that enables continuous improvement, service delivery, AI driven insights and shared opportunities 02 Operational efficiency Automated processes and standardized best practices to ensure on-time availability of data, goods and services Leveraging our data Equipping our sales teams and customers with analytics and informed recommendations, enabling better decision-making 03 Digital transformation enables a stronger, more flexible company to drive accelerated growth and profitability 05 Future products and services Collaboration and delivery of digital products to help ensure we all stay ahead in a rapidly evolving digital landscape

Connecting and Protecting the World Bill Geary / Executive Vice President and General Manager, CSS 28

Best in class capabilities in the rapidly growing data center space Wesco’s size, reach and capabilities enable end-to-end data center solutions Wesco is already capturing the large and growing data center opportunity Multiple underlying trends are accelerating growth 01 We have powerful and complete solutions that address critical customer needs Global capabilities with solutions that cover the entire data center, including power, gray space and white space 02 04 Delivering unmatched solutions of products and services Robust portfolio offering with expansion opportunities across products, processes, services and full supply chain solutions to enhance the value to our customers Capitalizing on our unique competitive advantages Capitalizing on the full Wesco portfolio to deliver integrated solutions across all data center customers 03 29

Communications & Security Solutions (CSS) Delivering comprehensive solutions that provide 24/7 connectivity 30 26% Data Centers 37% Enterprise Network Infrastructure 37% Security 63% U.S. 6% Canada 28% ROWExpected to maintain double-digit percentage growth 31 Sales by End-Market1 Sales by Geography1 1 Sales percentages are on a trailing twelve-month (TTM) basis through June 30, 2024.

90% 10% Full solutions offering for all customer applications 31 Long-standing experience with enterprise centers • Wide range of smaller scale projects and volumes Enterprise • Data centers owned and operated by a single organization Hyperscalers demand different capabilities • Global footprint increasingly important Hyperscalers (and Emerging Cloud) • Data centers designed for large scale workloads MTDC requires a customized go to market strategy • Building partnerships with developers Multi-Tenant Data Center (MTDC) and Colocation • Data centers designed for lease or rent Customer Sales Mix

32 Continued growth in data centers Goldman Sachs, “Generational Growth: AI, data centers and the coming US power demand surge”; April 2024. Growing Today 160% Expected growth in data center power demand between 2023 and 2030 in the U.S. 1 8% Of U.S. power demand is expected to come from data centers in 2030 versus 3% in 2022 1 Long-Term Opportunity Underpinned by Strong Drivers Cloud Computing Automation Edge Computing AI Accelerating Data and Analytics Wesco has grown its data center business share of sales to 10% Acquired Rahi Systems in 2022; Expanded customer base and improved customer intimacy Strong Foundation

33 Leveraging all three SBUs to drive data center opportunity Wesco has an integrated offering with a range of capabilities for all stages of data center design, development, deployment, operations, maintenance and support Gray space addressable market is 3-4 times the white space addressable market CSS: Deliver comprehensive solutions that provide 24/7 connectivity EES: Provider of electrical, MRO and automation solutions UBS: Provides grid and network modernization, hardening, power solutions, renewable deployments

34 Unmatched depth and breadth of products and services Wesco has unique differentiators for data center customers 01 Expansive Product and Services Portfolio Technology, solutions, products and services 02 Comprehensive Expertise Crossing gray and white spaces, our scale and breadth of capabilities are key advantages for hyperscale customers 03 Global Ecosystem Leveraging best-in-class contractors, integrators, installers and suppliers across the entire Wesco ecosystem 04 Holistic Solutions End-to-end global services, solutions, capabilities and offerings, project and life cycle management 05 Trusted Partner Building customized solutions for all customer types (hyperscale, enterprise, MTDC, etc) to support their long-term operations and initiatives

35 The most complete supply chain provider for data centers Offering the most complete set of capabilities in all stages of the data center life cycle Leveraging our strength in the white space to strengthen position in the larger gray space Embedding services with the product offering for rapid deployment of projects Servicing customers globally is increasingly a competitive advantage Partnering with industry’s leading suppliers enables complete solutions with unmatched reliability

Five-to-seven year data center construction cycle 36 Transformers Data Center Site Substation• Land acquisition with access to power • Transmission lines to a substation for site • Generator sets to enable backup power • Transformers to data center • Civil construction • Mechanical, plumbing and electrical equipment • Electrical distribution inside data hall • Data center electronics and connectivity • Commissioning 3-5 Years Time to Power 1-2 Year Construction Period Generators white space gray space

Our solutions cover the full data center life cycle

Gray Space

Shell Electrical

Electrical, Switch Gear, Transformers, Uninterruptible Power Supply

Electrical

Busway, Ceiling, Flooring, Remote Power Panels, Transformers

Mechanical & Cooling

Chiller, Computer Room Air Conditioning, Rear Door, Thermal

White Space

IT

Compute, Network, Storage

In-Rack Physical Infrastructure

Accessories, Cabling, Optics, Racks, Rack Power Distribution Units

Module Infrastructure

Communication, Containment, Conveyance, Security, Structured Cabling

Wesco Services

Advisory Services

Installation Enhancement

Rack & Roll Services

Project Deployment Services

Managed Services

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Ongoing support through a complete range of services Complements products across every stage of development 38 Key Service Offerings • Advisory services • Engineering and design • Technology selection • Kitting, staging and multi-site deployment • Global logistics and project coordination • Rack & roll • Managed services • Migration services • Smart hands • Energy audits • Global network of certified installation partners Our service offerings enables us to provide ongoing support in modification (retrofit and renovation) and through every phase of the value chain

Wesco offers data center customers consolidated access to leading suppliers across the full range of products Offering products from the industry’s leading suppliers 39 Key Supplier Partners Enabling the full assortment for data center customers

Best in class capabilities in the rapidly growing data center space Wesco’s size, reach and capabilities enable end-to-end data center solutions Wesco is already capturing the large and growing data center opportunity Multiple underlying trends are accelerating growth 01 We have powerful and complete solutions that address critical customer needs Global capabilities with solutions that cover the entire data center, including power, gray space and white space 02 04 Delivering unmatched solutions of products and services Robust portfolio offering with expansion opportunities across products, processes, services and full supply chain solutions to enhance the value to our customers Capitalizing on our unique competitive advantages Capitalizing on the full Wesco portfolio to deliver integrated solutions across all data center customers 03 40

Break

Ingenuity Delivered Solutions, Services, and Business transformation 42

Electrical & Electronic Solutions (EES) 43 Industry Leading Scale Scope • Provider of electrical, MRO, safety and automation solutions • Broad range of products and solutions primarily to the construction, industrial and OEM markets • Uniquely positioned to provide the critical infrastructure expertise and solutions that enable the technologies of tomorrow 69% U.S. 8% ROW 23% Canada 30% Industrial 24% OEM 46% Construction 50+ Countries #1 Electrical Distributor in North America $8.5B TTM sales1 Sales by End-Market1 Sales by Geography1 Segment Overview 1 Sales amounts and percentages are on a trailing twelve-month (TTM) basis through June 30, 2024.

Utility & Broadband Solutions (UBS) 44 • Services and solutions for investor- owned utilities, public power companies and municipalities, as well as contractors that service these customers • Complete solutions for service providers, broadband and wireless customers • Leading provider of grid and network modernization, hardening, renewable deployments, smart technologies Industry Leading Position and Value Proposition Sales by End-Market1 Sales by Geography1 91% U.S. 9% Canada 10% Broadband 90% Utility #1 Utility and Broadband Distributor in North America $5.7B TTM sales1 Segment Overview 1 Sales amounts and percentage are on a trailing twelve-month (TTM) basis through June 30, 2024, and exclude $583 million of sales from the Integrated Supply business which was divested as of April 1, 2024.

45 Global technology and support services (TSS) Domain Expertise • Broadband • Connected devices • Edge computing • Electrical power systems • Electrical wire and cable • High-density cooling • Network infrastructure • Physical security • Wireless and cellular networks (5G) Advisory Services • Application engineering • Building subsystems • Codes and standards interpretation • Design and specification • Education and training • High-density infrastructure advisory • Infrastructure advisory • Proof of concept (POC) development • Technology assessments • Technology strategy Pre-and Post-Sale Support Industry Standards Technology Roadmaps Advisory Services • Data center

46 Managing large-scale and complex infrastructure projects for various industries Partnering with our customers on grid services Underground Materials Supply Asset & Inventory Management Grid Modernization Program Services Project Site Services Renewables

A global leader in wire and cable 47 Services Wesco sold enough wire and cable in 2023 to circle the globe more than ten times. Expert team of specification specialists Cable assembly / site readiness Applications engineering Electrical contractor support Certification and compliance Site preparation, project deployment and value-add services

entroCIM offers solutions that drive product sales 48 Acquiring solutions or capabilities to advance our strategy People Counting Lighting EV Charging Energy Tenant Management Elevators HVAC Air Quality An example of leading with solutions to drive product sales Enables building managers to connect IoT devices and services to one Central Intelligence Manager (CIM)

49 Improvements across our technology landscape BACK OFFICE Streamlining and automating internal processes and systems like HR and Finance MID OFFICE Operational excellence across demand, supply, inventory, warehouse and logistics FRONT OFFICE Responding to market opportunities, enabling superior customer service and sales effectiveness Innovating the customer experience, boosting revenue and competitive edge OMNICHANNEL DIGITAL PLATFORMS A digital platform and ecosystem enabling collaboration and deliver of IoT solutions DIGITAL PRODUCTS Creating new opportunities, integrations and service differentiators ENTERPRISE SYSTEMS DIGITAL SYSTEMS AND SERVICES Supplier Data Sets Wesco’s Data Sets Customer and Industry Data Sets Enterprise Data Lake Data Ingestion, Transformation, Quality and Governance

Key takeaways 50 Overview of our businesses Providing products from leading suppliers and services that solve customer challenges in a variety of industries 01 Expertise in services and solutions Partnering with our customers to provide customized solutions, improving labor efficiency and driving sustainable cost savings 02 04 Digital investments enable business transformation Increased efficiency drives benefits to customer and suppliers through reduced costs and increased growth M&A supplements our service offerings Through entroCIM, we added capabilities that advance our strategy that drives product sales 03

Powering the Path to the Future Dave Schulz / Executive Vice President and Chief Financial Officer 51

5%–8% sales growth EBITDA growth 2x sales Return on Net Assets expansion 100% FCF conversion through the cycle Wesco's long-term performance goals remain consistent Achieving long-term financial targets drives multiple expansion 52 Management compensation aligned to external targets 4%–6% organic 1%–2% M&A

Broad capabilities set the path for our next chapter Diversification across high-growth end-markets 53 24% 17% 15% 12% 12% 10% 10% Industrial OEM Data CenterUtility Construction Network Infrastructure & Broadband Security Note: Sales percentages are on a trailing twelve-month (TTM) basis through June 30, 2024.

Reaffirming 2024 outlook 54 Organic Sales GrowthDrivers of 2024 growth (1.5) to 0.5% Organic Growth 1% Workdays (3)% Divestiture Impact1 (3.5)%–(1.5)% Reported sales growth $800 million–$1 billion Free cash flow $12.00–$13.00 Adjusted earnings per share 7.0%–7.3% Adjusted EBITDA margin2 (10)% 20% Jan 23 Feb 23 Mar 23 Apr 23 May 23 Jun 23 Jul 23 Aug 23 Sep 23 Oct 23 Nov 23 Dec 23 Jan 24 Feb 24 Mar 24 Apr 24 May 24 Jun 24 Jul 24 Aug 24 1 Integrated Supply business divested as of April 1, 2024. 2 See appendix for non-GAAP definitions and reconciliations. 3 Outlook provided as of August 1, 2024. Q3 Outlook3 Q3 Update Reported Sales Down LSD to flat sequentially On track EBITDA % ~In-line sequentially Tracking slightly below Q2

Reliable cycle of value creation Topline growth and operating leverage drives earnings expansion 55 Long-term Growth 4%–6% Organic Sales Growth Margin Expansion ~14% Incremental Adjusted EBITDA1 Margin EBITDA Growth 2x Sales Growth Sustainable Cash Flow Generation Over the Long Term Accretive Acquisitions and Return of Capital to Shareholders Invest Organically for Above Market Growth 1 See appendix for non-GAAP definitions and reconciliations. Compounding Value Creation 5%–8% Sales Growth with M&A

Electrification Automation and IoT Green energy and grid modernization 24/7 connectivity and security Supply chain consolidation and relocation to North America Digitalization and AI Secular trends and market outperformance Drivers of long-term sales growth Base market growth supplemented by secular growth trends: 5%–8% Reported growth 56 3%–4% Market growth including secular trends 1%–2% Market share gains 1%–2% M&A

Driving toward mid- and long-term EBITDA margin expansion 1 See appendix for non-GAAP definitions and reconciliations. 2 Outlook provided on August 1, 2024. 57 2021 6.5%2019 5.2% 20242 7.0%-7.3% Adjusted EBITDA1 Margin % Mid-Term 2025 – 2027 4-6% Growth 20–30 bps EBITDA margin / year 3-5% Organic ~1% M&A 4-6% Reported • Operating Leverage • Gross Margin improvement Long-Term 2028 – 2030+ 4-6% Organic 1-2% M&A 5-8% Reported • Digital Transformation • SG&A Efficiencies • Cross Sell • M&A 5-8% Growth 40–50 bps EBITDA margin / year Target 10%+

Digital transformation more than halfway complete


DEPLOY & SCALE
DESIGN & BUILD
THE FOUNDATION
2021
2022
2023
2024
2025
2026
2027

~$500 million budget for Digital Transformation (2021-2027)

More than halfway complete on our technology and capabilities build
Remaining funds to support completion of design & build work along with deployment

Foundation spend includes:

- A best-of-breed technology footprint
- Master Data Management and Data Lake hydration
- Portfolio of digital products
- Core enterprise systems

Design & Build spend includes:

- Modern tech stack
- Consolidated IT operations and application support providers
- Full scale automation across development, security and operations

Deploy & Scale spend includes:

- Successful MVP build in 2024
- Conversion and rollout of systems
- Embedding digital products
- Future focus is on deployment and change management

wesco

58

59 Cash generation provides capital allocation catalyst ~$3B free cash flow from 2025-27 target Average 2019 and Prior 2024 Outlook Range Drivers of Free Cash Flow Step Change in Free Cash Flow Lower leverage within updated target range Capex stable and fully funds digital transformation Progress on driving working capital days back to 2021 levels EBITDA growth from sales and margin improvement Free Cash Flow Target ~$3 Billion Cumulative FCF 2025-2027 $1 billion $800 million $240 million 1 See appendix for non-GAAP definitions and reconciliations. Free Cash Flow1

60 VALUE ACCRETIVE M&A and OPTIONALITY ~75% Continue to buy back stock while maintaining a modest dividend RETURN CASH ~25% Leveraging strong cash generation to drive operational performance, portfolio transformation and returns to shareholders Capital allocation framework Investment in capex and opex to drive organic growth ORGANIC INVESTMENT Acquisitions, return of cash to shareholders and debt paydown ~$3 billion Over next three years FREE CASH FLOW Operating Cash Flow Top priority is M&A, followed by additional share repurchase and debt paydown

Robust balance sheet gives firepower 61 We have rapidly delevered following M&A Balance sheet significantly strengthened after Anixter integration 1.5-2.5x Net debt- to-adjusted EBITDA target range Optionality remains strong for deploying capital Acquisition Acquisition Acquisition 4.5x 3.0x 2.7x 3.4x 3.2x 3.3x 2.7x 2.7x 5.3x 3.9x 2.9x 2.8x 2.5x 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Target Range 1.5x Net Debt / Adjusted EBITDA1 P ri o r R a n g e 1 See appendix for non-GAAP definitions and reconciliations.

Reinforcing our M&A framework 62 Revenue and cost synergies to create accretive M&A value for shareholders Industry Consolidation • Large M&A within the core business • Significant revenue and cost synergies • Operating leverage through scale Expand Services and Capabilities • Companies with complementary digital capabilities and/or value-added service offerings • Increase revenue with new and existing customers • Accretive margin profile Increase exposure to secular trends and expand capabilities Two Strategic Priorities for M&A

We have a long track record of value creating M&A 63 >50 acquisitions in the past 30 years Geographic expansion Doubled Canadian business Product expansion Data communications End-market expansion OEM Product expansion Broadband Transformational consolidation 2005 2006 2010 2012 2020 2022 Doubled size of Wesco Established 3 SBUs of scale Enabled Digital Transformation Value-add services expansion Value-add services expansion 2024 Data center Facility management

Rahi as an example of strategic M&A 64 A broader range of suppliers and products Expanded services offerings for technology- focused and hyperscale data center providers Enhanced suite of capabilities for contractors and integrators partners Additional locations and reach in regions around the world Expanded technical resources Data Center • Cloud • Edge • Colocations Workplace Productivity • End-User Computing • Applications • Audio and Video Solutions Secure Connectivity • Local Area Network • Wireless Network • Service Provider

entroCIM offers solutions that drive product sales 65 Acquiring solutions or capabilities to advance our strategy People Counting Lighting EV Charging Energy Tenant Management Elevators HVAC Air Quality An example of leading with solutions to drive product sales Enables building managers to connect IoT devices and services to one Central Intelligence Manager (CIM)

The roadmap to the future Capturing benefits of our Digital Transformation More than halfway complete on our technology and capabilities build; the financial and strategic benefits will enable our long-term targets 01 Progressing toward our 10%+ EBITDA margin We are focused on our target by 2030+, with multiple drivers for taking margins higher after ~200 bps improvement since 2019 02 04 Strategic capital deployment will substantially accelerate growth and margin expansion Executing our M&A strategy within an approach that also allocates capital for internal investment and return of cash to shareholders Generating strong and consistent cash flow We target free cash flow conversion of 100% through the cycle, in line with historical performance 03 Wesco is leveraging its clear and sustainable drivers of value creation generating attractive returns 66

Question and Answer Session 67

68 Appendix

Non-GAAP Measures 69 In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), this presentation may include references to certain non-GAAP financial measures. These financial measures may include organic sales growth, gross profit, gross margin, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA, adjusted EBITDA margin, financial leverage, free cash flow, adjusted selling, general and administrative (“SG&A”) expenses, adjusted income from operations, adjusted operating margin, adjusted other non-operating expense (income), adjusted provision for income taxes, adjusted income before income taxes, adjusted net income, adjusted net income attributable to WESCO International, Inc., adjusted net income attributable to common stockholders, and adjusted earnings per diluted share. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of our financial condition and results of operations on a comparable basis. Additionally, certain non-GAAP measures either focus on or exclude items impacting comparability of results such as merger-related and integration costs, digital transformation costs, restructuring costs, cloud computing arrangement amortization, pension settlement cost and excise taxes on excess pension plan assets related to the final settlement of the Anixter Inc. Pension Plan, loss on abandonment of assets, the gain recognized on the divestiture of the WIS business, the loss on termination of business arrangement, and the related income tax effects, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above. Organic sales growth is a non-GAAP financial measure of sales performance. Organic sales growth is calculated by deducting the percentage impact from acquisitions and divestitures for one year following the respective transaction, foreign exchange rates, and number of workdays from the reported percentage change in consolidated net sales. Gross profit is a financial measure commonly used in the distribution industry. Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales. EBITDA, Adjusted EBITDA and Adjusted EBITDA margin % are non-GAAP financial measures that provide indicators of the Company's performance and its ability to meet debt service requirements. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before other non-operating expenses (income), non-cash stock-based compensation expense, loss on abandonment of assets, digital transformation costs, merger-related and integration costs, restructuring costs, cloud computing arrangement amortization, gains on the sale of assets and divestitures, excise taxes on certain excess pension plan assets, merger-related fair value adjustments, and litigation recovery. Adjusted EBITDA margin % is calculated by dividing Adjusted EBITDA by net sales. Free cash flow is a non-GAAP financial measure of liquidity. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund investing and financing activities. Financial leverage ratio is a non-GAAP measure of the use of debt. Financial leverage ratio is calculated by dividing total debt, excluding debt discount, debt issuance costs and fair value adjustments, net of cash, by adjusted EBITDA.

Adjusted EBITDA Margin and Leverage 70 Twelve Months Ended December 31, Pro Forma ($ millions)(1) 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Net Sales 6,579 7,513 7,890 7,518 7,336 7,679 8,177 8,359 16,017 18,218 21,420 22,385 Net income attributable to common stockholders 201.8 276.4 275.9 210.7 101.6 163.5 227.3 223.4 115.6 408.0 803.1 708.1 Net (loss) income attributable to noncontrolling interests (0.1) 0.1 (0.5) (2.3) (0.5) (0.3) (2.0) (1.2) (0.5) 1.0 1.7 0.6 Preferred stock dividends - - - - - - - 30.1 57.4 57.4 57.4 Provision for income taxes 79.9 103.4 108.7 95.5 30.4 89.3 55.7 59.9 55.7 115.5 274.5 225.9 Interest expense, net 47.8 85.6 82.1 69.8 76.6 66.6 68.7 65.7 255.8 268.1 294.4 389.3 Depreciation and amortization 37.6 67.6 68.0 65.0 66.9 64.0 63.0 62.1 153.5 198.6 179.0 181.3 EBITDA 367.0 533.1 534.2 438.7 275.0 383.0 412.7 409.9 610.2 1,048.5 1,610.1 1,562.6 Other expense (income), net - - - - - - 2.8 (1.6) 4.6 (48.1) 7.0 25.1 Stock-based compensation expense - - - - - - - 19.1 34.7 25.7 41.0 45.5 Litigation recovery included in SG&A 36.1 (36.1) - - - - - - - - - Loss on debt extinguishment 3.5 13.2 - - - - - - - - - - Loss (gain) on divestitures and sale of assets - 2.3 - - - - - - (19.8) (8.9) - - Loss on debt redemption - - - - 123.9 - - - - - - - Merger-related and integration costs and fair value adjustments - - - - - - - 3.1 206.7 158.5 67.4 55.4 Out-of-period adjustment - - - - - - - - 18.9 - - Restructuring costs - - - - - - - - - - - 16.7 Adjusted EBITDA 406.5 512.5 534.2 438.7 398.9 383.0 415.5 430.5 855.3 1,175.7 1,725.6 1,705.3 Adjusted EBITDA margin % 6.2% 6.8% 6.8% 5.8% 5.4% 5.0% 5.1% 5.2% 5.3% 6.5% 8.1% 7.6% Short-term debt and current portion of long-term debt, net 39.8 40.1 49.1 44.3 22.1 35.3 56.2 26.7 528.8 9.5 70.5 8.6 Long-term debt, net 1,695.4 1,447.6 1,366.4 1,456.8 1,363.1 1,313.3 1,167.3 1,257.1 4,370.0 4,701.5 5,346.0 5,313.1 Debt discount and debt issuance costs 183.6 174.7 170.4 164.3 17.3 14.2 9.6 8.8 88.2 70.6 57.9 43.0 Fair value adjustments to Anixter Senior Notes due 2023 and 2025 - - - - - - - - (1.7) (0.9) (0.3) (0.1) Total debt 1,918.8 1,662.4 1,585.9 1,665.4 1,402.5 1,362.8 1,233.1 1,292.6 4,985.3 4,780.7 5,474.1 5,364.6 Less: Cash and cash equivalents 86.1 123.7 128.3 160.3 110.1 118.0 96.3 150.9 449.1 212.6 527.3 524.1 Total debt, net of cash 1,832.7 1,538.7 1,457.6 1,505.1 1,292.4 1,244.8 1,136.8 1,141.7 4,536.2 4,568.1 4,946.8 4,840.5 Financial leverage ratio 4.5x 3.0x 2.7x 3.4x 3.2x 3.3x 2.7x 2.7x 5.3x 3.9x 2.9x 2.8x (1) Certain amounts may not foot or recalculate due to rounding from thousands to millions for presentation of this table.

Free Cash Flow 71 Twelve Months Ended December 31, ($ millions) 2012 2013 2014 2015 2016 2017 2018 2019 Cash flow provided by operations 288.2 315.1 251.2 283.1 300.2 149.1 296.7 224.4 Less: Capital expenditures (23.1) (27.8) (20.5) (21.7) (18.0) (21.5) (36.2) (44.1) Add: Non-recurring pension contribution - 21.1 - - - - - - Free cash flow 265.1 308.4 230.7 261.4 282.2 127.6 260.5 180.3